INCOME TAXES - Summary of principle components of deferred tax assets and deferred taxes liability (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Deferred tax assets
Impairment loss on long-term investments	¥ 0		¥ 0	¥ 161
Deductible temporary difference related to advertising expenses	51,607		3,122	14
Net operating loss carrying forwards	19,461		70,941	65,137
Total deferred tax assets	71,068		74,063	65,312
Less: valuation allowance	(40,352)		(42,797)	(31,387)	¥ (25,976)
Deferred tax assets, net	¥ 30,716	$ 4,412	¥ 31,266	¥ 33,925